Exhibit 99.2


                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AEI Net Lease Income & Growth Fund XIX Limited Partnership (the "Partnership") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark E. Larson, Chief Financial Officer of AEI Fund Management XIX, Inc., the Managing General Partner of the Partnership, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Partnership.


                            /s/ Mark E Larson
                                Mark E. Larson, Chief Financial Officer
                                AEI Fund Management XIX, Inc.
                                Managing General Partner
                                November 1, 2002